Exhibit 99.4

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined statements of operations present our results of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 assuming the following occurred on January 1, 2005: (i) the rights offering and redemption of the Series A Preferred Stock, (ii) the initial closing of the MSV Exchange Transactions and (iii) the distribution by Motient of our common stock to its common stockholders. The following unaudited pro forma condensed combined balance sheet presents our financial position assuming that the initial closing of the MSV Exchange Transactions and the distribution by Motient of our common stock to its common stockholders occurred on June 30, 2006.

The initial closing of the MSV Exchange Transactions will be accounted for as a reverse acquisition under the purchase method of accounting with MSV being treated as the accounting acquirer. Accordingly, our reported financial position and results of operations after the initial closing of the MSV Exchange Transactions will reflect the historical consolidated financial position and consolidated results of operations of MSV.

The pro forma condensed combined financial statements include allocations of the purchase price. These allocations are based on preliminary estimates of the fair value of the assets acquired and liabilities assumed, available information and management assumptions. Such allocations will be revised as additional information becomes available. The final purchase price allocation is dependent on the valuations of the actual net tangible and intangible assets that existed on date of the initial closing of the MSV Exchange Transactions. Any adjustments to the fair value assigned to the assets and liabilities will result in a change to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements set forth below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” our combined financial statements and the related notes thereto and the consolidated financial statements of MSV and the related notes thereto incorporated by reference in this document. The unaudited pro forma condensed combined financial statements do not purport to represent what our results of operations or financial condition would actually have been had the initial closing of the MSV Exchange Transactions and the distribution by Motient of our common stock to its common stockholders in fact occurred as of such date or to project our results of operations for any future period or as of any future date.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Year Ended December 31, 2005
	MSV Historical	SkyTerra Historical	Pro Forma Adjustments		Pro Forma
	(in thousands, except share and per share data)
Revenues:
Services	$27,200	$—	$—		$27,200
Equipment sales	2,181	—	—		2,181

Total revenues	29,381	—	—		29,381

Operating costs and expenses:
Satellite operations and cost of services	14,264	—	—		14,264
Next generation expenditures	18,516	—	—		18,516
Sales and marketing	4,093	—	—		4,093
General and administrative	15,552	2,230	—		17,782
Depreciation and amortization	16,109	—	—		16,109

Total operating costs and expenses	68,534	2,230	—		70,764

Operating loss	(39,153)	(2,230)	—		(41,383)
Interest income	3,490	—	—		3,490
Interest expense	(145)	—	—		(145)
Equity in loss of Mobile Satellite Ventures LP	—	(9,469)	9,469	(2)	—
Management fee from TerreStar Networks, Inc.	3,621	—	—		3,621
Other income, net	61	—	—		61
Minority interest in MSV Investors, LLC	—	1,925	(1,925	)(3)	—
Minority interest in Mobile Satellite Ventures LP	—	—	13,258	(4)	13,258

Loss from continuing operations before income taxes	(32,126)	(9,774)	20,802		(21,098)
Income tax benefit	—	2,486	—		2,486

Loss from continuing operations before cumulative effect of change in accounting principle	(32,126)	(7,288)	20,802		(18,612)
Cumulative dividends and accretion of convertible preferred stock to liquidation value	—	(9,969)	9,969	(5)	—

Loss from continuing operations attributable to common stockholders before cumulative effect of change in accounting principle	$(32,126)	$(17,257)	$30,771		$(18,612)

Basic and diluted loss from continuing operations before cumulative effect of change in accounting principle per common share	$(0.81)	$(0.98)			$(0.29)

Basic and diluted weighted average common shares outstanding (1)	39,596,432	17,614,474	6,661,150	(6)	63,872,056

(1)	At the initial closing of the MSV Exchange Transactions, we issued 39,596,432 shares of our voting and non-voting common stock to a wholly owned subsidiary of Motient, other partners in MSV and the minority stakeholders in MSV Investors in exchange for approximately 14.2 million limited partnership interests of MSV, all of the common stock of MSV GP and all of the equity interests in MSV Investors held by these parties. As MSV is being treated as the accounting acquirer, such shares of our common stock have been reflected as outstanding for purposes of computing pro forma basic and diluted loss from continuing operations before cumulative effect of change in accounting principle per common share.

Motient has the right to exchange, until September 25, 2011, its remaining 6.7 million limited partnership interests in MSV for 18,855,144 shares of our non-voting common stock, which will be exchangeable for a like number of shares of our voting common stock upon the disposition of any such shares. If Motient does not exchange these MSV interests prior to September 25, 2011, we have the right to require such interests be exchanged for shares of our common stock at an exchange ratio reflecting the fair market value of such interests and our common stock on May 6, 2021. These future transactions are not reflected in the pro forma condensed combined financial statements.

(2)	Prior to the initial closing of the MSV Exchange Transactions, we accounted for our interest in MSV under the equity method. The adjustment reflects the elimination of the equity in loss of MSV relating to our proportionate share of the net loss of MSV.

(3)	At the initial closing, we acquired from the holders of the 20% minority interest in MSV Investors their stake in MSV Investors in exchange for shares of our common stock. The adjustment reflects elimination of the proportionate share of the net loss of the MSV Investors that is attributable to the group of unaffiliated third parties who own the minority interest in MSV Investors.

(4)	As a result of the initial closing of the MSV Exchange Transactions, we now own approximately 59% of the outstanding limited partnership interests of MSV. The adjustment reflects the proportionate share of the net loss of MSV that is attributable to the minority interest that holds the remaining 41% of the outstanding limited partnership interests of MSV.

(5)	On July 25, 2006, we completed the redemption of all outstanding shares of our Series A Preferred Stock. The adjustment reflects elimination of the dividends and accretion related to the Series A Preferred Stock.

(6)	Adjustment reflects the issuance of 6,661,150 shares of common stock in the rights offering.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2006
	MSV Historical	SkyTerra Historical	Pro Forma Adjustments		Pro Forma
	(in thousands, except share and per share data)
Revenues:
Services	$13,238	$—	$—		$13,238
Equipment sales	4,260	—	—		4,260

Total revenues	17,498	—	—		17,498

Operating costs and expenses:
Satellite operations and cost of services	10,794	—	—		10,794
Next generation expenditures	10,740	—	—		10,740
Sales and marketing	1,428	—	—		1,428
General and administrative	9,844	3,514	—		13,358
Depreciation and amortization	7,184	—	—		7,184

Total operating costs and expenses	39,990	3,514	—		43,504

Operating loss	(22,492)	(3,514)	—		(26,006)
Interest income	7,614	224	—		7,838
Interest expense	(15,282)	—	—		(15,282)
Equity in loss of Mobile Satellite Ventures LP	—	(6,629)	6,629	(2)	—
Management fee from TerreStar Networks, Inc.	1,060	—	—		1,060
Other income, net	314	206	—		520
Minority interest in MSV Investors, LLC	—	1,317	(1,317	)(3)	—
Minority interest in Mobile Satellite Ventures LP	—	—	11,880	(4)	11,880

Loss from continuing operations before income taxes	(28,786)	(8,396)	17,192		(19,990)
Income tax benefit	—	—	—		—

Loss from continuing operations	(28,786)	(8,396)	17,192		(19,990)
Cumulative dividends and accretion of convertible preferred stock to liquidation value	—	(15,740)	15,740	(5)	—

Loss from continuing operations attributable to common stockholders	$(28,786)	$(24,136)	$32,932		$(19,990)

Basic and diluted loss from continuing operations per common share	$(0.73)	$(1.35)			$(0.31)

Basic and diluted weighted average common shares outstanding (1)	39,596,432	17,852,722	6,661,150	(6)	64,110,304

(1)	At the initial closing of the MSV Exchange Transactions, we issued 39,596,432 shares of our voting and non-voting common stock to a wholly owned subsidiary of Motient, other partners in MSV and the minority stakeholders in MSV Investors in exchange for approximately 14.2 million limited partnership interests of MSV, all of the common stock of MSV GP and all of the equity interests in MSV Investors held by these parties. As MSV is being treated as the accounting acquirer, such shares of our common stock have been reflected as outstanding for purposes of computing pro forma basic and diluted loss from continuing operations per common share.

Motient has the right to exchange, until September 25, 2011, its remaining 6.7 million limited partnership interests in MSV for 18,855,144 shares of our non-voting common stock, which will be exchangeable for a like number of shares of our voting common stock upon the disposition of any such shares. If Motient does not exchange these MSV interests prior to September 25, 2011, we have the right to require such interests be exchanged for shares of our common stock at an exchange ratio reflecting the fair market value of such interests and our common stock on May 6, 2021. These future transactions are not reflected in the pro forma condensed combined financial statements.

(2)	Prior to the initial closing of the MSV Exchange Transactions, we accounted for our interest in MSV under the equity method. The adjustment reflects the elimination of the equity in loss of MSV relating to our proportionate share of the net loss of MSV.

(3)	At the initial closing, we acquired from the holders of the 20% minority interest in MSV Investors their stake in MSV Investors in exchange for shares of our common stock. The adjustment reflects elimination of the proportionate share of the net loss of the MSV Investors that is attributable to the group of unaffiliated third parties who own the minority interest in MSV Investors.

(4)	As a result of the initial closing of the MSV Exchange Transactions, we now own approximately 59% of the outstanding limited partnership interests of MSV. The adjustment reflects the proportionate share of the net loss of MSV that is attributable to the minority interest that holds the remaining 41% of the outstanding limited partnership interests of MSV.

(5)	On July 25, 2006, we completed the redemption of all outstanding shares of our Series A Preferred Stock. The adjustment reflects elimination of the dividends and accretion related to the Series A Preferred Stock.

(6)	Adjustment reflects the issuance of 6,661,150 shares of common stock in the rights offering.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	June 30, 2006
	MSV Historical	SkyTerra Historical	Pro Forma Adjustments		Pro Forma
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$372,200	$6,884	$(5,348	)(1)	$373,736
Short-term investments	134,782	—	—		134,782
Accounts receivable, net	5,968	—	—		5,968
Inventories	1,663	—	—		1,663
Prepaid expenses and other current assets	1,286	2,957	—		4,243

Total current assets	515,899	9,841	(5,348)		520,392
Restricted cash	2,350	—	—		2,350
Property and equipment, net	8,733	—	—		8,733
Investment in Mobile Satellite Ventures LP	—	37,499	(37,499	)(2)	—
Investment in TerreStar Networks, Inc.	—	—	127,261	(3)	127,261
Intangible assets, net	57,346	—	—		57,346
Goodwill	17,498	—	—		17,498
Other assets	43,366	—	—		43,366

Total assets	$645,192	$47,340	$84,414		$776,946

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	$6,058	$1,922	$—		$7,980
Deferred revenue, current portion	4,918	—	—		4,918
Other current liabilities	354	—	—		354

Total current liabilities	11,330	1,922	—		13,252
Senior secured discount notes, net	451,700	—	—		451,700
Deferred revenue, net of current portion	23,343	—	—		23,343
Other liabilities	350	—	—		350

Total liabilities	486,723	1,922	—		488,645

Minority interest	—	7,428	(7,428	)(4)	65,400
			65,400	(5)

Series A Preferred Stock	—	106,052	(106,052	)(6)	—

Stockholders’ (deficit) equity:
Common stock	—	180	246	(3)	642
			396	(7)
			(180	)(8)
Limited partners’ equity	333,986	—	(137,836	)(5)	—
			(196,150	)(7)
Additional paid in capital	—	—	423,787	(3)	325,340
			(294,201	)(3)
			195,754	(7)
Accumulated other comprehensive loss	(1,628)	(198)	672	(5)	(956)
			198	(8)
Accumulated deficit	(173,889)	(68,044)	71,764	(5)	(102,125)
			68,044	(8)

Total stockholders’ equity (deficit)	158,469	(68,062)	132,494		222,901

Total liabilities and stockholders’ equity (deficit)	$645,192	$47,340	$84,414		$776,946

(1)	Pursuant to the separation agreement between Hughes and us, we retained $12.5 million of cash and cash equivalents. Upon the initial closing of the MSV Exchange Transactions, the remaining balance of the $12.5 million of cash and cash equivalents at such time, less certain outstanding payables, will be transferred to Hughes. The adjustment reflects the distribution of $5.3 million of cash and cash equivalents held by us as of June 30, 2006 to Hughes pursuant to the separation agreement.

(2)	Prior to the initial closing of the MSV Exchange Transactions, we accounted for our interest in MSV under the equity method. The adjustment reflects the elimination of the carrying value of our investment in MSV.

(3)	We will account for the initial closing of the MSV Exchange Transactions as a reverse acquisition under the purchase method of accounting with MSV being treated as the accounting acquirer. Our preliminary estimate of the purchase price is $424.0 million, which consists of (i) the $409.3 million fair value attributed to the 24,610,616 shares of our common stock outstanding as of the initial closing, (ii) the $7.8 million fair value attributed to outstanding options to purchase shares of our common stock exercisable as of the initial closing and (iii) the $6.9 million fair value attributed to our Series 1-A and Series 2-A warrants. The fair value of the outstanding common stock was calculated based on the average closing price of our common stock for a range of trading days around and including the May 8, 2006 announcement date of the MSV Exchange Transactions. The fair value of the outstanding stock options was calculated using the Black-Scholes option pricing model and the following assumptions: a risk-free interest rate of 5.1%, an expected term of less than one year, volatility of approximately 37% and an annual dividend yield of 0%. The fair value of the Series 1-A and Series 2-A warrants was calculated using the Black-Scholes option pricing model and the following assumptions: a risk-free interest rate of 4.8%, an expected term of seven years, volatility of approximately 50% and an annual dividend yield of 0%.

The $424.0 million total estimated purchase price has been allocated to the acquired assets and liabilities based on their relative estimated fair value, net of the allocation of the excess of fair value of the acquired net assets over purchase price. The final allocation of the purchase price is dependent on a number of factors, including the final evaluation of the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed. The following table presents the preliminary allocation:

June 30, 2006
(in thousands)
Current assets	$4,493
Investment in Mobile Satellite Ventures LP (a)	294,201
Investment in TerreStar Networks, Inc.	127,261

Total assets acquired	425,955
Current liabilities	(1,922)

Purchase price	$424,033

(a)	As MSV is treated as the accounting acquirer, the limited partnership units held by us prior to the initial closing of the MSV Exchange Transactions are deemed to be reacquired in a treasury stock transaction. Accordingly, the value allocated to such limited partnership interests is recorded as a reduction of stockholders’ equity.

(4)	At the initial closing, we acquired from the holders of the 20% minority interest in MSV Investors their stake in MSV Investors in exchange for shares of our common stock. The adjustment reflects elimination of the minority interest that is attributable to the group of unaffiliated third parties who own the minority interest in MSV Investors.

(5)	As a result of the initial closing of the MSV Exchange Transactions, we now own approximately 59% of the outstanding limited partnership interests of MSV. The adjustment reflects the reclassification of the proportionate share of the historical carrying amounts of the components of limited partners’ equity of MSV that is attributable to the minority interest that holds the remaining 41% of the outstanding limited partnership interests of MSV.

Motient has the right to exchange, until September 25, 2011, its remaining 6.7 million limited partnership interests in MSV for 18,855,144 shares of our non-voting common stock, which will be exchangeable for a like number of shares of our voting common stock upon the disposition of any such shares. If Motient does not exchange these MSV interests prior to September 25, 2011, we have the right to require such interests be exchanged for shares of our common stock at an exchange ratio reflecting the fair market value of such interests and our common stock on May 6, 2021. Upon such exchange, the minority interest in MSV would be reduced to approximately 22% of MSV limited partner interests. These future transactions are not reflected in the pro forma condensed combined financial statements.

(6)	On July 25, 2006, we completed the redemption of all outstanding shares of our Series A Preferred Stock. The adjustment reflects elimination of the Series A Preferred Stock.

(7)	Adjustment reflects the reclassification of the proportionate share of the historical carrying amount of the limited partners’ equity of MSV to reflect the 39,596,432 shares of our common stock issued at the initial closing of the MSV Exchange Transactions.

(8)	Adjustment reflects the elimination of our historical common stock, accumulated other comprehensive loss and accumulated deficit.